Baird SmallCap Value Fund

Trading Symbols:
BSVSX – Investor Class Shares
BSVIX – Institutional Class Shares

Summary Prospectus
May 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com/shareholder-info.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird SmallCap Value Fund (the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.18%	1.18%
Total Annual Fund Operating Expenses(1)	2.28%	2.03%
Less: Expense Reimbursement(2)	-1.03%	-1.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	1.00%
_______________________________
(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets (before waivers) found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies.

(2)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.25% of average daily net assets for the Investor Class shares and 1.00% of average daily net assets for the Institutional Class shares.  This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses.  If such excluded expenses were incurred, Fund expenses would be higher.  The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation.  The agreement will continue in effect at least through April 30, 2015 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$127	$613	$1,126	$2,536
Institutional Class Shares	$102	$537	$998	$2,276

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.9% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks in a diversified portfolio of companies with small market capitalizations. The Advisor defines small-cap companies as those companies with market capitalizations within the range of companies in the Russell 2000® Value Index at the time of investment. Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and ADRs) of foreign companies that are traded on U.S. exchanges. The Advisor seeks to identify industries and business models that it believes are priced at a discount to their true value because they are currently out of favor with the market or have earnings or profit potential that may be underestimated by Wall Street analysts. The Advisor seeks to purchase small-cap securities believed to have favorable valuation characteristics and opportunities for increased growth.  The Fund may have significant investments in the financial services sector.

The Advisor will typically sell a security held by the Fund when the investment thesis changes, the company’s fundamentals deteriorate, the Advisor identifies portfolio structure or risk management needs and/or the security’s valuation relative to its peer group is no longer attractive.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Value-Style Investing Risks
Because the Fund focuses on value-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  Value style investing may go out of favor with investors, negatively impacting the Fund’s growth and performance. Value stocks may also fail to appreciate as much as anticipated, and their intrinsic value may not be recognized by the broader market.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Small Market Capitalization Risks
Stocks of companies with small market capitalizations involve a higher degree of risk than investments in the broad-based equities market. Small-cap stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small-cap companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

Financial Sector Risks
The Fund may invest a relatively large percentage of its assets in the financial sector and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets.  Financial services companies are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations.  Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for calendar year 2013 and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	1st quarter 2013	12.84%
Worst quarter:	4th quarter 2012	1.00%

After-tax returns are shown only for Institutional Class shares, and the after-tax returns for Investor Class shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns are not relevant if you hold your shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns as of December 31, 2013	1 Year	Since Inception (5/1/12)
Institutional Class
Return Before Taxes	39.85%	24.79%
Return After Taxes on Distributions	39.26%	24.24%
Return After Taxes on Distributions and Sale of Fund Shares	23.04%	19.17%
Investor Class
Return Before Taxes	39.58%	24.49%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	34.52%	24.59%

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Manager

Name	Portfolio Manage of the Fund Since	Title
Michelle E. Stevens	2012	Senior Portfolio Manager for Baird Investment Management and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.